EXHIBIT 10.5
EXECUTION COPY
AMENDMENT NUMBER ONE TO
CONSULTING AGREEMENT
     This AMENDMENT NUMBER ONE TO CONSULTING AGREEMENT (this “Amendment”) is entered into effective as of September 30, 2010, by VCA Antech, Inc., a Delaware corporation (the “Company”), and Tomas Fuller, an individual (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to that certain Consulting Agreement, dated as of June 28, 2010 (the “Consulting Agreement; and
     WHEREAS, the Company and Executive desire to amend the Consulting Agreement as provided for herein.
AMENDMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and the terms, covenants and conditions contained herein, the parties hereto amend the Consulting Agreement as follows:
     1. Consulting Services. Section 1 of the Consulting Agreement shall be amended and restated to read in full as follows:
“1.	Following the effectiveness of Consultant’s resignation as Chief Financial Officer, Vice President and Secretary on or after January 1, 2013 other than for Good Reason, following a Change in Control or resulting from Consultant’s Disability, but only if the Company and Executive mutually agree to make this Agreement effective (a “Qualifying Voluntary Termination”), Consultant will provide business consulting and advice to the Company as described herein.”
     2. Survival. Except as expressly amended as provided for in Section 1 above, all of the terms, conditions and covenants contained in the Agreement shall continue in full force and effect without amendment or modification as provided for therein.
     3. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which will be considered to be an original, and all such executed counterparts will together constitute one document. The provisions of this Amendment are severable, and if any one or more provisions are determined to be judicially unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. This Amendment shall be governed by the laws of the State of California.
Signature page follows

     IN WITNESS WHEREOF, each of the parties has signed this Amendment on the date opposite their signature below.

VCA ANTECH, INC.
Date: September 30, 2010	By:	/s/ Robert L. Antin
		Its:	Chairman of the Board, President and Chief Executive Officer

EXECUTIVE
Date: September 30, 2010	/s/ TOM FULLER
Tom Fuller

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